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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
               (Date of earliest event reported): August 22, 2002


                              GLYKO BIOMEDICAL LTD.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Canada                       000-21994                98-0195569
-------------------------------         -----------             -------------
(State or Other Jurisdiction of         (Commission             (IRS Employer
        Incorporation)                  File Number)         Identification No.)


           199 Bay Street, Suite 2800
            Toronto, Ontario, Canada                               M5L 1A9
    ----------------------------------------                     ----------
    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (415) 884-6700


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Item 5.  OTHER EVENTS.

         On August 22, 2002, Glyko Biomedical Ltd. announced the closing of the acquisition of all of the issued and outstanding shares of Glyko Biomedical by BioMarin Pharmaceutical Inc. BioMarin's stockholders voted in favor of the transaction at its annual meeting of stockholders held on August 13, 2002, and Glyko Biomedical's shareholders voted in favor of the transaction by the requisite majority at a special meeting of shareholders held on August 15, 2002. On August 16, 2002, the Superior Court of Justice in Toronto, Ontario granted a final order approving the transaction.

         BioMarin issued 0.3309 shares of BioMarin common stock in exchange for each Glyko Biomedical common share outstanding, representing in aggregate 11,367,617 shares of BioMarin common stock. Glyko Biomedical expects its common shares to be delisted from the Toronto Stock Exchange by the close of trading today.

         A copy of Glyko's press release is attached hereto as EXHIBIT 99.1.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not Applicable

         (b)      PRO FORMA FINANCIAL INFORMATION. Not Applicable

         (c)      EXHIBITS.


EXHIBIT NO.          DESCRIPTION

99.1                     Press Release dated as of August 22, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    GLYKO BIOMEDICAL LTD.

August 22, 2002
                                                    By: /s/ J. A. Kolada
                                                        ------------------------

                                                    Name:  J. A. Kolada
                                                           ---------------------

                                                    Title: Secretary
                                                           ---------------------


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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION

99.1                       Press Release dated as of August 22, 2002.